                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

     / /    Preliminary Proxy Statement

     / /    Confidential,  For Use of the Commission  Only (as permitted by Rule
            14a-6(e)(2))

     / /    Definitive Proxy Statement

     /x/    Definitive Additional Materials

     / /    Soliciting Material Pursuant to Section 240.14a-12

                             BKF CAPITAL GROUP, INC.
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                (Name of Registrant as Specified in Its Charter)

                             STEEL PARTNERS II, L.P.
                             STEEL PARTNERS, L.L.C.
                             WARREN G. LICHTENSTEIN
                                  RONALD LABOW
                                  KURT SCHACHT
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     /X/    No fee required.

     / /    Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
            0-11.

     (1)    Title of each class of securities to which transaction applies:

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     (2)    Aggregate number of securities to which transaction applies:

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     (3)    Per unit price or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)    Proposed maximum aggregate value of transaction:

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     (5)    Total fee paid:

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     / /    Fee paid previously with preliminary materials:

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     / /    Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)    Amount previously paid:

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     (4)    Date Filed:

                                      -2-

            Steel Partners II, L.P.  ("Steel") is filing materials  contained in this Schedule 14A with the Securities and Exchange Commission in connection with the  solicitation of proxies in support of the election of the nominees of Steel to the Board of Directors of BKF Capital Group,  Inc. (the  "Company") and other business proposals at the 2005 annual meeting of the stockholders of the Company scheduled to be held on June 23, 2005, or any other meeting of stockholders held
in  lieu  thereof,  and  any  adjournments,   postponements,   reschedulings  or
continuations thereof (the "Annual Meeting").

            Item 1: On June 17, 2005, Steel issued the following  press release.

                                     FOR ADDITIONAL INFORMATION, PLEASE CONTACT:

                    Media:   Sitrick And Company   Investors: Morrow & Co., Inc.
                                     Los Angeles                   John Ferguson
                                 Michael Sitrick                  (800) 654-2468
                                      Terry Fahn         steel.info@morrowco.com
                                  (310) 788-2850

                                        New York
                                      Jeff Lloyd
                                  (212) 573-6100

FOR IMMEDIATE RELEASE

                 GLASS LEWIS REAFFIRMS RECOMMENDATION TO SUPPORT
                      STEEL PARTNERS' NOMINEES TO BKF BOARD

NEW YORK, NY - JUNE 17, 2005 -- Glass Lewis & Co., a leading  independent  proxy advisory firm, has reaffirmed its original  recommendation that BKF shareholders use the GOLD proxy card to elect Steel  Partners'  three  independent  nominees,
Warren G.  Lichtenstein,  Kurt N.  Schacht  and  Ronald  LaBow,  to the board of directors of BKF Capital  Group,  Inc.  (NYSE:BKF)  at BKF's  annual  meeting of shareholders,  which is now scheduled for Thursday,  June 23, 2005, according to an announcement by Steel Partners II, L.P.

In reconfirming its recommendation, Glass Lewis stated, "One thing is clear: BKF needs to be  guided by a  skeptical,  thoughtful  and  engaged  board.  While we certainly  commend the board for the latest  round of  concessions  in corporate governance reforms,  we continue to believe that new outside directors,  who are willing to provide  fresh  insight into the business  and  corporate  governance practices of the Company,  are needed at BKF."

Commenting  on the  postponement  of the annual  meeting and the board's  sudden adoption of corporate governance reforms,  Glass Lewis stated, "We believe these last minute  changes prove that,  once again,  shareholders'  interests are best served by a board that is on notice that shareholders are watching. Accordingly, we maintain our  recommendation  that  shareholders vote the Gold proxy card and vote FOR all dissident nominees."

Warren G.  Lichtenstein,  the managing member of Steel Partners,  stated,  "This reconfirmation  by Glass  Lewis & Co.  comes  just one day  after  Institutional
Shareholder  Services  reconfirmed  its  support of our slate of  nominees.  The endorsements of these two independent  proxy advisory firms send a clear message to BKF's board that it's time for accountability and consistent profitability."

SHAREHOLDERS  ARE URGED TO VOTE THE GOLD  PROXY CARD FOR STEEL  PARTNERS'  THREE
INDEPENDENT NOMINEES DESCRIBED IN ITS PROXY STATEMENT.

SHAREHOLDERS OF BKF ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER
DOCUMENTS  RELATED TO THE SOLICITATION OF PROXIES BY STEEL PARTNERS II, L.P. AND
THE OTHER  PARTICIPANTS  IN THE  SOLICITATION  FOR USE AT BKF'S  ANNUAL  MEETING
SCHEDULED  TO BE HELD ON JUNE  23,  2005.  THE  DEFINITIVE  PROXY  STATEMENT  IS
AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE  COMMISSION'S  WEB SITE AT
WWW.SEC.GOV OR BY CALLING MORROW & CO., INC., TOLL FREE AT (800) 607-0088.